EXHIBIT 99

                            Global Structured Finance

                                    BAFC 04-5



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1. General Pool Characteristics

Pool Size: $274,959,649.76
Total Orig. Bal.: $276,147,894.51
Loan Count: 541
Cutoff Date: 2004-12-01
Avg. Cut-Off Balance: $508,243.35
Avg. Orig. Balance: $510,439.73
% Conforming: 3.79%
W.A. FICO: 729
W.A. Orig. LTV: 69.65%
W.A. Cut-Off LTV: 69.37%
Earliest Orig. Date: 2003-01-31
Latest Maturity Date: 2034-11-01
W.A. Gross Coupon: 6.0439%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee: 0.0250%
W.A. Net Coupon: 5.7689%
W.A. Pass-Through Rate: 5.5000%
W.A. Orig. Term: 359.2 months
W.A. Rem. Term: 356.1 months
W.A. Age: 3.2 months
% OLTV over 80: 3.85%
% OLTV over 95: 0.26%
% OLTV over 100: 0.00%
% with PMI: 3.58%
% with Pledged Asset: 0.26%
% OLTV over 80 with PMI/PA: 100.00%
W.A. MI Coverage: 23.73%
W.A. MI Adjusted COLTV: 68.60%
% Second Lien: 0.00%
% with Prepay Penalty: 0.38%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.14%

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2. Original Balance

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Original Balance                              Percent
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0 - 49,999                                       0.03%
50,000 - 99,999                                  0.10
100,000 - 149,999                                0.39
150,000 - 199,999                                0.52
200,000 - 249,999                                0.48
250,000 - 299,999                                1.58
300,000 - 349,999                                2.79
350,000 - 399,999                               13.74
400,000 - 449,999                               13.35
450,000 - 499,999                               13.73
500,000 - 549,999                               10.89
550,000 - 599,999                                7.86
600,000 - 649,999                                6.76
650,000 - 699,999                                3.10
700,000 - 749,999                                1.82
750,000 - 799,999                                1.40
800,000 - 849,999                                0.88
850,000 - 899,999                                0.31
900,000 - 949,999                                1.32
950,000 - 999,999                                1.06
1,000,000 - 1,499,999                           13.55
1,500,000 >=                                     4.33
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Total:                                         100.00%
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Average: $510,439.73
Lowest: $33,000.00
Highest: $1,982,500.00


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3. Product Type

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Product Type                                  Percent
----------------------------------------------------------
30 YR FIXED                                     98.83%
25 YR FIXED                                      0.62
20 YR FIXED                                      0.26
28 YR FIXED                                      0.15
27 YR FIXED                                      0.14
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Total:                                         100.00%
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4. Lien Position

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Lien Position                                 Percent
----------------------------------------------------------
1                                              100.00%
----------------------------------------------------------
Total:                                         100.00%
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5. Cut-Off Balance

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Cut-Off Balance                               Percent
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0 - 49,999                                       0.05%
50,000 - 99,999                                  0.08
100,000 - 149,999                                0.39
150,000 - 199,999                                0.60
200,000 - 249,999                                0.41
250,000 - 299,999                                1.69
300,000 - 349,999                                3.17
350,000 - 399,999                               14.66
400,000 - 449,999                               13.35
450,000 - 499,999                               15.41
500,000 - 549,999                                8.81
550,000 - 599,999                                8.39
600,000 - 649,999                                7.36
650,000 - 699,999                                1.23
700,000 - 749,999                                1.57
750,000 - 799,999                                1.99
800,000 - 849,999                                0.60
850,000 - 899,999                                0.98
900,000 - 949,999                                0.34
950,000 - 999,999                               10.11
1,000,000 - 1,499,999                            5.04
>= 1,500,000                                     3.78
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Total:                                         100.00%
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Average: $508,243.35
Lowest: $32,932.54
Highest: $1,966,050.17


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6. Coupon

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Coupon                                        Percent
----------------------------------------------------------
5.000                                            0.19%
5.250                                            0.73
5.375                                            2.13
5.500                                            2.75
5.625                                            2.25
5.750                                           10.46
5.875                                           17.34
6.000                                           18.82
6.125                                           14.77
6.250                                           14.74
6.375                                            5.98
6.500                                            6.59
6.625                                            1.80
6.750                                            0.62
6.875                                            0.18
7.000                                            0.65
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Total:                                         100.00%
----------------------------------------------------------
W.A.: 6.044
Lowest: 5.000
Highest: 7.000


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7. Credit Score

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Credit Score                                  Percent
----------------------------------------------------------
800 - 849                                        2.68%
750 - 799                                       36.38
700 - 749                                       30.93
650 - 699                                       26.02
600 - 649                                        3.67
550 - 599                                        0.31
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Total:                                         100.00%
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W.A.: 729
Lowest: 581
Highest: 811


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8. Index

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Index                                         Percent
----------------------------------------------------------
FIX                                            100.00%
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Total:                                         100.00%
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9. Loan Purpose

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Loan Purpose                                  Percent
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Purchase                                        54.07%
R/T Refi                                        29.10
C/O Refi                                        16.83
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Total:                                         100.00%
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10. Property Type

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Property Type                                 Percent
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SFR                                             82.24%
PUD                                              9.57
Condo                                            4.72
PUD-Detached                                     2.45
2-Family                                         0.32
Cooperative                                      0.31
PUD-Attached                                     0.20
Townhouse                                        0.18
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Total:                                         100.00%
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11. State

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State                                         Percent
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California                                      49.99%
New York                                         5.82
Virginia                                         4.84
New Jersey                                       3.76
Colorado                                         3.66
Other                                           31.94
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Total:                                         100.00%
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12. California

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California                                    Percent
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Northern                                        43.98%
Southern                                        56.02
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Total:                                         100.00%
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13. Zip Code

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Zip Code                                      Percent
----------------------------------------------------------
90274                                            1.14%
94121                                            0.87
92648                                            0.83
94070                                            0.79
30309                                            0.77
Other                                           95.60
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Total:                                         100.00%
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14. Occupancy Status

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Occupancy Status                              Percent
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Primary                                         95.99%
Secondary                                        4.01
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Total:                                         100.00%
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15. Documentation

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Documentation                                 Percent
----------------------------------------------------------
Full                                            38.57%
Stated/VOA                                      13.56
Asset Only                                       9.62
Full/Alt                                         8.82
No Doc                                           8.03
Rapid                                            8.00
Low                                              3.47
Standard                                         3.05
Reduced                                          1.80
1 Paystub & Verbal VOE                           1.50
Streamline                                       1.46
Income Only                                      1.28
Full/No Ratio                                    0.47
Full or Alt or AUS                               0.36
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Total:                                         100.00%
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16. Original LTV

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Original LTV                                  Percent
----------------------------------------------------------
15.01 - 20.00                                    0.53%
20.01 - 25.00                                    0.07
25.01 - 30.00                                    1.21
30.01 - 35.00                                    0.88
35.01 - 40.00                                    0.53
40.01 - 45.00                                    1.78
45.01 - 50.00                                    3.52
50.01 - 55.00                                    4.31
55.01 - 60.00                                    6.71
60.01 - 65.00                                   12.27
65.01 - 70.00                                   12.72
70.01 - 75.00                                   15.03
75.01 - 80.00                                   36.61
80.01 - 85.00                                    0.83
85.01 - 90.00                                    1.52
90.01 - 95.00                                    1.23
>= 95.01                                         0.26
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Total:                                         100.00%
----------------------------------------------------------
W.A.: 69.65%
Lowest: 18.18%
Highest: 100.00%


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17. Cut-Off LTV

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Cut-Off LTV                                   Percent
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15.01 - 20.00                                    0.53%
20.01 - 25.00                                    0.07
25.01 - 30.00                                    1.21
30.01 - 35.00                                    0.88
35.01 - 40.00                                    0.53
40.01 - 45.00                                    1.78
45.01 - 50.00                                    3.71
50.01 - 55.00                                    4.59
55.01 - 60.00                                    6.53
60.01 - 65.00                                   12.08
65.01 - 70.00                                   13.73
70.01 - 75.00                                   14.33
75.01 - 80.00                                   36.19
80.01 - 85.00                                    0.83
85.01 - 90.00                                    1.52
90.01 - 95.00                                    1.23
>= 95.01                                         0.26
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Total:                                         100.00%
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W.A.: 69.37%
Lowest: 18.07%
Highest: 99.81%


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18. MI Provider

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MI Provider                                   Percent
----------------------------------------------------------
Amerin                                           0.16%
GEMIC                                            0.29
MGIC                                             0.39
NONE                                            96.42
PMIC                                             0.63
RGIC                                             0.43
RMIC                                             0.97
TGIC                                             0.13
UGRIC                                            0.58
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Total:                                         100.00%
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19. Appraisal Method

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Appraisal Method                              Percent
----------------------------------------------------------
2055E                                            8.23%
2055IE                                           1.13
2070IE                                           0.36
Drive-By Form 704                                1.46
Full                                            88.29
Streamline                                       0.52
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Total:                                         100.00%
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20. Delinquency*

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Delinquency*                                  Percent
----------------------------------------------------------
0-29 days                                      100.00%
----------------------------------------------------------
Total:                                         100.00%
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* OTS method

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21. Original Term

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Original Term                                 Percent
----------------------------------------------------------
240                                              0.26%
300                                              0.62
324                                              0.14
336                                              0.15
360                                             98.83
----------------------------------------------------------
Total:                                         100.00%
----------------------------------------------------------
W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months


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22. Cut-Off Remaining Term

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Cut-Off Remaining Term                        Percent
----------------------------------------------------------
235 - 240                                        0.26%
295 - 300                                        0.62
301 - 342                                        0.89
343 - 348                                        2.34
349 - 354                                       12.22
355 - 360                                       83.67
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Total:                                         100.00%
----------------------------------------------------------
W.A.: 356.1 months
Lowest: 237 months
Highest: 359 months


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23. Cut-Off Loan Age

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Cut-Off Loan Age                              Percent
----------------------------------------------------------
1 - 6                                           89.37%
7 - 12                                           9.01
13 - 18                                          1.17
19 - 24                                          0.46
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Total:                                         100.00%
----------------------------------------------------------
W.A.: 3.2 months
Lowest: 1 months
Highest: 22 months


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Banc of America Securities LLC
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